UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 11, 2012 (December 10, 2012)

CHINA POLYPEPTIDE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-151148	20-8731646
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 11 Jiangda Road

Jianghan Economic Development Zone

Wuhan 430023

People’s Republic of China

(Address of Principal Executive Offices)

(86) 27 8351-8396

(Registrant’s Telephone Number, Including Area Code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 10, 2012, our Board of Directors approved the dismissal of Marcum Bernstein & Pinchuk LLP (“MarcumBP”) as our independent registered public accounting firm, effective immediately.

MarcumBP was appointed as our independent registered public accounting firm on April 22, 2011 and has not issued any audit opinions in relation to its services during the term of its engagement. Bernstein & Pinchuk LLP (“BP”) was our independent registered public accounting firm prior to MarcumBP for the period from February 5, 2010 through April 18, 2011. BP resigned as our independent registered public accounting firm as a result of B&P’s entering into a joint venture agreement with Marcum LLP and formed MarcumBP in a transaction pursuant to which B&P merged its China operations into Marcum BP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP. Pursuant to a letter issued by BP dated April 22, 2011, which was attached as Exhibit 16.1 to the Current Report on Form 8-K filed on April 22, 2011, BP confirmed that its reports on the Company’s consolidated financial statements for the year ended September 30, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from April 22, 2011 and through the date of this Current Report on Form 8-K, the Company has had no disagreements with MarcumBP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MarcumBP, would have caused MarcumBP to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such period.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided MarcumBP with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that MarcumBP furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of MarcumBP’s letter to the SEC dated December 11, 2012.

Engagement of New Independent Registered Public Accounting Firm

Concurrently with the decision to dismiss MarcumBP as our independent registered public accounting firm, the Board of Directors appointed on JPDH & Company (“JPDH”) December 10, 2012 as our independent registered public accounting firm.

During the fiscal years ended September 30, 2011 and 2012 and through the date hereof, neither the Company nor anyone acting on its behalf consulted JPDH with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that JPDH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter to U.S. Securities and Exchange Commission from Marcum Bernstein & Pinchuk LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Polypeptide Group, Inc.

Date: December 11, 2012

/s/ Dongliang Chen
Name: Dongliang Chen
Title: Chief Executive Officer